FOR IMMEDIATE RELEASE:

OTCBB - GBCS

Global Casinos Reports Third Quarter Financial Results

BOULDER, Colo. – May 25, 2010 – Global Casinos, Inc. (OTCBB: GBCS) today announced financial results for its third quarter and nine-month period ended March 31, 2010.

Third quarter net revenue was $1,493,000 compared with $1,584,000 in the third quarter last year.  The decline was attributable to continued weak consumer spending and generally poor weather conditions, which hindered access to Colorado’s mountain gaming communities from Global’s core target markets located along the state’s Front Range.

Global reduced third quarter casino operating expenses by 8%, or $119,000, and cut operating, general and administrative expenses by 26%, or $11,000, versus the third quarter last year.  The Company also recorded an $890,000 non-cash impairment adjustment to the carrying value of goodwill associated with its Doc Holliday Casino, which was acquired in March 2008.   Prior to the impairment adjustment, operating income would have been $66,000 versus operating income of $26,000 in the third quarter last year.  Inclusive of the adjustment, the Company reported a loss from operations of $824,000.  Details on the methodology of the impairment test are available in the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 21, 2010.

Third quarter net loss attributable to common shareholders was $866,000, or $0.14 per diluted share, versus a net loss attributable to common shareholders of $25,000, or less than $0.01 per diluted share, in the third quarter a year ago.

Cliff Neuman, president and CEO, “We have maintained tight control of our operating expenses and more than doubled our operating cash flow from that reported at the end this year’s six-month mark.   Moreover, were it not for the non-recurring, non-cash charge associated with the impairment to goodwill, we would have achieved a profitable third quarter.”

“We continue to make aesthetic upgrades to our Doc Holliday Casino in Central City and are working on cross marketing programs in conjunction with our successful Bull Durham Casino in nearby Blackhawk,” Neuman added.  “We continue to believe Global is well positioned to benefit from the onset of the summer season, as well as future improvements in the broader economy.”

Year-to-date results

Through the first nine months of 2010, net revenue was $4,507,000 versus $4,764,000 in the same period last year.  Prior to the impairment adjustment, Global would have reported an operating loss of $17,000 versus an operating loss of $49,000 at the nine-month mark of fiscal 2009.  Including the adjustment, loss from operations was $907,000.  Net loss attributable to common shareholders was $1,032,000, or $0.18 per diluted share, versus a net loss attributable to common shareholders of $175,000, or $0.04 per diluted share, in the same period last year.

About Global Casinos, Inc.

Global Casinos, Inc. owns and operates the Bull Durham Saloon and Casino and Doc Holliday Casino, located in Colorado’s limited stakes gaming districts of Black Hawk and Central City, respectively.

Safe Harbor Statement

Certain statements in this news release that are not historical facts are forward-looking statements, such as statements relating to anticipated enhancements in the Company’s financial performance, and future development or expansion activities.  Such forward-looking statements involve a number of risks and uncertainties that may significantly affect performance and financial results in the future and, accordingly, actual results may differ materially from those expressed in any forward-looking statements.  Such risks and uncertainties include, but are not limited to, those related to effects of competition, leverage and debt service financing and refinancing efforts, general economic conditions, changes in gaming laws or regulations (including the legalization of gaming in various jurisdictions), risks related to development and construction activities, as well as the other risks detailed from time to time in the Company's SEC reports, including the report on Form 10-KSB for the year ended June 30, 2009.

CONTACTS:

Clifford L. Neuman

Geoff High

President and CEO

Principal

Global Casinos, Inc.

Pfeiffer High Investor Relations, Inc.

303-449-2100

303-393-7044

GLOBAL CASINOS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the three months ended March 31, 2010 and 2009

	2010	2009

Revenues:
Casino	$ 1,535,909	$ 1,627,142
Promotional allowances	(42,861)	(43,246)
Net Revenues	1,493,048	1,583,896
Expenses:
Casino operations	1,395,044	1,514,393
Operating, general, and administrative	31,914	43,301
Impairment	890,000	-

	2,316,958	1,557,694

Income (loss) from operations	(823,910)	26,202

Other income (expense):
Interest	(28,498)	(37,355)
Equity in earnings of Global Gaming Technologies	-	(60)

Income (loss) before provision for income taxes	(852,408)	(11,213)
Provision for income taxes	-	-

Net income (loss)	(852,408)	(11,213)

Series D Preferred dividends	(14,000)	(14,000)
Net income (loss) attributible to common shareholders	$ (866,408)	$ (25,213)

Earnings (loss) per common share:
Basic	$ (0.14)	$ (0.00)
Diluted	$ (0.14)	$ (0.00)

Weighted average shares outstanding:
Basic	6,344,655	5,955,215
Diluted	6,344,655	5,955,215

GLOBAL CASINOS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the nine months ended March 31, 2010 and 2009

	2010	2009
Revenues:
Casino	$ 4,625,980	$ 4,884,500
Promotional allowances	(119,071)	(120,155)
Net Revenues	4,506,909	4,764,345

Expenses:
Casino operations	4,291,959	4,588,744
Operating, general, and administrative	232,204	221,440
Loss on asset disposals	-	2,743
Impairment	890,000	-
	5,414,163	4,812,927

Income (loss) from operations	(907,254)	(48,582)

Other income (expense):
Interest	(125,041)	(120,009)
Equity in earnings of Global Gaming Technologies	-	(6,743)

Income (loss) before provision for income taxes	(1,032,295)	(175,334)
Provision for income taxes	-	-

Net income (loss)	(1,032,295)	(175,334)

Series D Preferred dividends	(42,622)	(42,622)
Net income (loss) attributible to common shareholders	$ (1,074,917)	$ (217,956)

Earnings (loss) per common share:
Basic	$ (0.18)	$ (0.04)
Diluted	$ (0.18)	$ (0.04)

Weighted average shares outstanding:
Basic	6,131,041	5,935,507
Diluted	6,131,041	5,935,507

GLOBAL CASINOS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	March 31, 2010	June 30, 2009
ASSETS
Current Assets
Cash and cash equivalents	$ 903,906	$ 1,378,074
Accrued gaming income	167,752	190,516
Inventory	21,464	19,309
Prepaid expenses and other current assets	112,431	100,791
Total current assets	1,205,553	1,688,690
Land, building and improvements, and equipment:
Land	517,950	517,950
Building and improvements	4,128,021	4,121,308
Equipment	3,184,971	3,192,703
Total land, building and improvements, and equipment	7,830,942	7,831,961
Accumulated depreciation	(4,696,045)	(4,393,514)
Land, building and improvements, and equipment, net	3,134,897	3,438,447
Goodwill	1,008,496	1,898,496
Total assets	$ 5,348,946	$ 7,025,633
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable, trade	$ 140,511	$ 140,541
Accounts payable, related parties	8,889	18,507
Accrued expenses	245,082	360,774
Accrued interest	4,309	6,720
Joint venture obligation	25,750	25,850
Current portion of long-term debt	966,568	2,038,068
Current portion of loan participation obligations	26,531	-
Other	335,125	252,578
Total current liabilities	1,752,765	2,843,038
Long-term debt, less current portion	167,403	-
Loan participation obligations, less current portion	232,430	-
Commitments and contingencies
Stockholders' equity:
Preferred stock: 10,000,000 shares authorized
Series A - no dividends, $2.00 stated value, non-voting,
2,000,000 shares authorized, 200,500 shares issued and outstanding	401,000	401,000
Series B - 8% cumulative, convertible, $10.00 stated value, non-voting,
400,000 shares authorized, no shares issued and outstanding	-	-
Series C - 7% cumulative, convertible, $1.20 stated value, voting
600,000 shares authorized, no shares issued and outstanding	-	-
Series D - 8% cumulative, convertible, $1.00 stated value, non-voting
1,000,000 shares authorized, 700,000 shares issued and outstanding	700,000	700,000
Common stock - $0.05 par value; 50,000,000 shares authorized;
6,420,488 and 5,955,215 shares issued and outstanding	321,025	297,761
Additional paid-in capital	14,150,855	14,085,449
Accumulated deficit	(12,376,532)	(11,301,615)
Total equity	3,196,348	4,182,595
Total liabilities and stockholders' equity	$ 5,348,946	$ 7,025,633